UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WestRock Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! WESTROCK COMPANY 2024 Annual Meeting Vote by January 25, 2024 11:59 PM ET WESTROCK COMPANY 1000 ABERNATHY ROAD NE ATLANTA, GEORGIA 30328 V26571-P00734 You invested in WESTROCK COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the annual stockholders’ meeting to be held on January 26, 2024. Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2023 online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 12, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 26, 2024 9:00 AM EST Virtually at: www.virtualshareholdermeeting.com/WRK2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholders’ meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors named in the WestRock Proxy Statement Nominees: 1a. Colleen F. Arnold For 1b. Timothy J. Bernlohr For 1c. J. Powell Brown For 1d. Terrell K. Crews For 1e. Russell M. Currey For 1f. Suzan F. Harrison For 1g. Gracia C. Martore For 1h. James E. Nevels For 1i. E. Jean Savage For 1j. David B. Sewell For 1k. Dmitri L. Stockton For 1l. Alan D. Wilson For 2. Advisory Vote to Approve Executive Compensation For 3. Ratification of Appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending September 30, 2024 For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.